Supplement dated February 20, 1997 to GIT Tax-Free Trust
Prospectus dated February 1, 1997

The Advisor is pleased to announce that Michael J. Peters has become a portfolio manager for the Trust's portfolios. Mr. Peters was formerly Vice President and fixed-income portfolio manager for Wachovia Asset Management. Prior to his management of mutual fund assets at Wachovia, Mr. Peters was involved in municipal bond management and trading for NationsBank. Mr. Peters joins Chris Berberet in the day-to-day management of the Trust's portfolios.
(See the Management of the Trust section of the prospectus.)